               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by a party other than the registrant [_]

Check the appropriate box:

[X] Preliminary proxy statement

[_] Definitive proxy statement

[_] Definitive additional materials

[_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           AMCI INTERNATIONAL, INC.
               (Name of Registrant as Specified in Its Charter)


                  (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X] No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

  (1)  Title of each class of securities to which transaction applies:

  (2)  Aggregate number of securities to which transactions apply:

  (3) Per unit price or other underlying value of transactions computed pursuant to Exchange Act Rule 0-11:

  (4)  Proposed maximum aggregate value of transaction:

  (5)  Total fee paid:

[_] Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1)  Amount previously paid:

  (2)  Form, schedule or registration statement no.:

  (3)  Filing party:

  (4)  Date filed:

                           AMCI INTERNATIONAL, INC.
                               115 Newtown Road
                           Plainview, New York 11803

                               ----------------

                               December 9, 1999

                               ----------------

To the shareholders of AMCI International, Inc.:

  On behalf of the Board of Directors of AMCI International, Inc. (the "Company" or "AMCI"), I cordially invite you to attend the Special Meeting of shareholders of AMCI (the "Special Meeting") to be held at 115 Newtown Road, Plainview, New York on December 28, 1999 at 11:00 a.m. local time.

  At the Special Meeting, you will be asked to approve an amendment to the Articles of Incorporation, as amended, of the Company (the "Articles of Incorporation") that will change the name of the Company to Shopss.com, Inc.

  In addition, you will be asked to approve a resolution providing that any action of the Company that may be taken at any annual or special meeting of shareholders may, in lieu of such meeting, be taken by written consent of the holders of outstanding shares of the capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take the action at any meeting at which all shares of capital stock of the Company entitled to vote thereon were present and voted (the "Written Consent Resolution").

  The Board of Directors has unanimously approved the amendment to the Articles of Incorporation and the Written Consent Resolution and determined that they are advisable, fair to and in the best interests of the shareholders of AMCI. The Board of Directors unanimously recommends that you vote FOR approval of the amendment to the Articles of Incorporation and the Written Consent Resolution.

  Approval of the amendment to the Articles of Incorporation and the Written Consent Resolution will require the affirmative vote of the holders of a majority of the voting power of all shares of the common stock of the Company outstanding on November 12, 1999, the record date, with each share of common stock of the Company entitled to one vote.

  Details of the amendment to the Articles of Incorporation and the Written Consent Resolution appear in the accompanying Proxy Statement. Please give this material your careful attention.

  Whether or not you plan to attend the Special Meeting, please complete, sign and date the accompanying proxy and return it in the enclosed prepaid envelope. If you hold shares of common stock of the Company and attend the Special Meeting, you may vote in person even if you have previously returned your proxy card. Your prompt cooperation will be greatly appreciated.

                                          Sincerely,

                                          Gerard Conca
                                          President

                           AMCI INTERNATIONAL, INC.
                               115 Newtown Road
                           Plainview, New York 11803

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held December 28, 1999

                               ----------------

To the shareholders of AMCI International, Inc.:

  NOTICE IS HEREBY GIVEN that the Special Meeting of shareholders of AMCI International, Inc., a Utah corporation (the "Company" or "AMCI"), will be held at 11:00 a.m., local time, on December 28, 1999, at 115 Newtown Road, Plainview, New York (the "Special Meeting"), for the following purposes:

    1. To vote on a proposal to amend the Articles of Incorporation of the Company to change the name of the Company to Shopss.com, Inc.

    2. To vote on a resolution providing that any action of the Company that may be taken at any annual or special meeting of shareholders may, in lieu of such meeting, be taken by written consent of the holders of outstanding shares of the capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take the action at any meeting at which all shares of capital stock of the Company entitled to vote thereon were present and voted.

    3. To transact any other business that may properly come before the Special Meeting, including any motion to adjourn the meeting to a later date to permit further solicitation of proxies, or any postponements or adjournments thereof.

  Only shareholders of record at the close of business on November 12, 1999 are entitled to notice of and to vote at the Special Meeting and any postponement or adjournment thereof.

                                          By Order of the Board of Directors,

                                          Gerard Conca
                                          President

Plainview, New York
December 9, 1999

  All shareholders are cordially invited to attend the Special Meeting. To ensure your representation at the Special Meeting, however, you are urged to mark, sign, date and return the enclosed proxy card in the accompanying envelope, whether or not you expect to attend the Special Meeting. Any holder of common stock of the Company attending the Special Meeting may vote in person even if that shareholder has returned a proxy card.


 YOUR VOTE IS IMPORTANT. WE HAVE SENT PROXY CARDS TO HOLDERS OF COMMON STOCK. TO VOTE YOUR SHARES, PLEASE MARK, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. PLEASE DO NOT SEND US YOUR AMCI STOCK CERTIFICATES.

                               TABLE OF CONTENTS

                                                                          Page
                                                                          ----
The Special Meeting......................................................   1
  Date; Time and Place; Matters to be Considered.........................   1
  Record Date; Quorum; Voting at the Special Meeting.....................   1
  Voting of Proxies......................................................   2
  Revocation of Proxies and Voting Instructions..........................   2
  Proxy Solicitation.....................................................   2
Proposal 1:  Amendment of the Articles of Incorporation..................   3
Proposal 2:  Authority to Take Action by Written Consent of Fewer than
             All of the Shareholders Entitled to Vote....................   4
Principal Shareholders...................................................   6
Forward Looking Statements...............................................   6
Other Matters............................................................   7
Available Information....................................................   7
Shareholder Proposals....................................................   7

                           AMCI INTERNATIONAL, INC.
                               115 Newtown Road
                           Plainview, New York 11803

                               ----------------

                                PROXY STATEMENT
                                      for
                        SPECIAL MEETING OF SHAREHOLDERS
                        To Be Held On December 28, 1999

                               ----------------

                              THE SPECIAL MEETING

Date; Time and Place; Matters to be Considered

  This Proxy Statement is being furnished to holders of common stock, par value US$0.001 per share, of the Company (the "Common Stock") in connection with the solicitation of proxies by the Board of Directors for use at the Special Meeting and any adjournments or postponements thereof. The Special Meeting will be held at 11:00 a.m., local time, on December 28, 1999, at 115 Newtown Road, Plainview, New York. At the Special Meeting the holders of Common Stock will be asked (i) to vote on a proposal to approve an amendment to the Articles of Incorporation of the Company (the "Articles Amendment");
(ii) to vote on a resolution providing that any action of the Company that may be taken at any annual or special meeting of shareholders may, in lieu of such meeting, be taken by written consent of the holders of outstanding shares of the capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take the action at any meeting at which all shares of capital stock of the Company entitled to vote thereon were present and voted (the "Written Consent Resolution"); and (iii) to transact any business that may properly come before the Special Meeting or any adjournments or postponements thereof.

  THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE ARTICLES AMENDMENT AND THE WRITTEN CONSENT RESOLUTION AND DETERMINED THAT THEY ARE ADVISABLE, FAIR TO AND IN THE BEST INTERESTS OF THE SHAREHOLDERS OF AMCI. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT AMCI'S SHAREHOLDERS APPROVE THE ARTICLES AMENDMENT.

Record Date; Quorum; Voting at the Special Meeting

  The Board of Directors has fixed the close of business on November 12, 1999 as the record date (the "Record Date") for determining the holders of Common Stock entitled to notice of and to vote at the Special Meeting. As of the Record Date, there were issued and outstanding 20,000,160 shares of Common Stock.

  A quorum is necessary in order for a vote on the proposal presented at the Special Meeting. The presence in person or by proxy of the holders of record of thirty percent (30%) of the voting power of the outstanding shares of Common Stock is necessary for there to be a quorum for purposes of voting on the Articles Amendment and the Written Consent Resolution.

  Abstentions (i.e., votes withheld by shareholders who are present and entitled to vote) and broker non-votes (i.e., shares held by a broker for its customers that are not voted because the broker does not receive instructions from the customer or because the broker does not have discretionary voting power with respect to the item under consideration) will be counted as present for purposes of determining whether there is a quorum for the transaction of business.

  In accordance with the Utah Revised Business Corporation Law ("URBCL"), the Articles of Incorporation of the Company and the By-laws of the Company, the affirmative vote of the holders of a majority of the voting power of all outstanding shares of the Common Stock, with each share of Common Stock entitled to one vote, is required to approve the Articles Amendment and the Written Consent Resolution. Accordingly, abstention and broker non-votes will have the effect of votes against the approval of the Articles Amendment and the Written Consent Resolution.

Voting of Proxies

  All shares of Common Stock that are entitled to vote and are represented at the Special Meeting by properly executed proxy cards received prior to or at the Special Meeting, and not duly and timely revoked, will be voted at the Special Meeting (or adjournment or postponement thereof) in accordance with the instructions indicated on the proxy cards. If no instructions are indicated, the proxies will be voted FOR approval of the Articles Amendment and the Written Consent Resolution.

  If any other matters are properly presented for consideration at the Special Meeting, then Gerard Conca and Michelle Miller, and each of them (the persons named in the enclosed proxy card as the proxies for the Common Stock) will have discretion to vote on these matters in accordance with their best judgment.

Revocation of Proxies and Voting Instructions

  A holder of Common Stock may revoke a proxy card given pursuant to this solicitation at any time before the proxy card is voted by returning a subsequently dated proxy card to the Secretary of AMCI, by filing an instrument in writing with the Secretary of AMCI revoking the proxy card, or by voting in person at the Special Meeting. Attendance at the Special Meeting will not in and of itself revoke a proxy card.

  Holders of Common Stock who are entitled to revoke their proxy card may do so via facsimile at (516) 454-4842. Any beneficial owner of Common Stock whose shares are registered in the name of a broker, dealer, commercial bank, trust company or other nominee and who wishes to revoke should contact the registered holder promptly and instruct the registered holder to revoke on his behalf. There can be no assurance that the registered holder will have sufficient time prior to the Special Meeting to deliver a revocation upon instruction by the beneficial owner.

Proxy Solicitation

  AMCI will pay its own expenses incurred in connection with this Proxy Statement and the Special Meeting, including the disbursements of legal counsel and accountants. In addition to solicitation by mail, proxies may be solicited by directors, officers and employees of AMCI in person or by telephone, facsimile or other means of communication. The directors, officers and employees will not be additionally compensated, but will be reimbursed for reasonable out-of-pocket expenses, in connection with their solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation materials to beneficial owners of shares held of record by the custodians, nominees and fiduciaries, and AMCI will reimburse the custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

              SHAREHOLDERS SHOULD NOT SEND ANY STOCK CERTIFICATES
                            WITH THEIR PROXY CARDS.

            PROPOSAL 1: AMENDMENT OF THE ARTICLES OF INCORPORATION

  The Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the Articles of Incorporation of the Company to change the name of the Company to Shopss.com, Inc.

  The text of Article I, as it is proposed to be amended, is as follows: "The name of the Corporation is Shopss.com, Inc."

  On October 27, 1999 (the "Closing Date"), pursuant to an Asset Purchase Agreement dated as of October 26, 1999, the Company acquired certain of the assets (the "OCSM Assets") of OSCM-One Stop.com, Inc., a Florida corporation ("OSCM"). The OSCM Assets consisted of (i) an 80% ownership interest in CCM Computer Accessories, Inc., a New York corporation ("CCM") (which is engaged in the assembly of personal computers, and the reselling of customized solutions relating to document imaging and PC networking); (ii) all rights to purchase the remaining 20% ownership interest in CCM; and (iii) all assets related to OSCM's Shopss.com virtual shopping mall including, but not limited to, all software, web sites and related technology, customers and customer lists, patents, trademarks and trade names and each and every thing, item, technology or otherwise, specifically related thereto. The Company agreed to assume the liabilities related to the Shopss.com business as booked on the financial statements of OSCM and the liability for the put requiring OSCM to purchase the remaining 20% interest in CCM.

  In exchange for the OSCM Assets, the Company issued to OSCM 2,207,898 shares (on a pre-split basis) or an amount equal to approximately 60% of its post-closing outstanding Common Stock and agreed to pay OSCM cash in the amount of $5,000,000 of which $1,000,000 has been paid, $1,000,000 will be paid by
December 31, 1999 and $3,000,000 will be paid by January 2, 2000. The cash payments are to be made from the proceeds of a $25,000,000 equity investment in the Company for which the Company has received a firm commitment. The outstanding post-agreement shares of Common Stock were forward split as of October 27, 1999 on the basis of 5.435034 for one, resulting in 20,000,000 post-split and post-agreement outstanding shares of AMCI's Common Stock.

  On the Closing Date, David C. Merrell resigned as President and a director of the Company and Michael C. Brown resigned as Secretary, Treasurer and a director of the Company. Immediately following such resignations, the following persons became the members of the Board of Directors of the Company:

    (a) Rami Adler, the President, Chief Executive Officer and a director and shareholder of OSCM;

    (b) Gerard Conca, the President of CCM and the Vice President and a director and shareholder of OSCM; and

    (c) Michelle Miller, the Vice President, Operations of CCM and a shareholder of OSCM.

  The Board of Directors believes that it is advisable and in the Company's best interests that the Company change its name from AMCI International, Inc. to Shopss.com, Inc. to reflect the new business that the Company has acquired from OSCM.

Dissenter's Rights

  Pursuant to the URBCA, the Company's shareholders are not entitled to dissenter's rights of appraisal with respect to the Articles Amendment.

  FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR APPROVAL OF THE ARTICLES AMENDMENT TO CHANGE THE NAME OF THE COMPANY.

     PROPOSAL 2: AUTHORITY TO TAKE ACTION BY WRITTEN CONSENT OF FEWER THAN
               ALL OF THE SHAREHOLDERS ENTITLED TO VOTE

  The Board of Directors has unanimously approved a resolution providing that any action of the Company that may be taken at any annual or special meeting of shareholders, may instead be taken by written consent of the holders of outstanding shares of capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take the action at any meeting at which all shares of the capital stock of the Company entitled to vote thereon were present and voted.

  The resolution (the "Written Consent Resolution") is as follows:

  "RESOLVED: That, subject to the limitations contained in Subsection 16-10a-
             704(5) of the Utah Revised Business Corporation Act, any action of the Company that may be taken at any annual or special meeting of shareholders may, in lieu of such meeting, be taken by written consent of the holders of outstanding shares of capital stock of the Company having not less than the minimum number of votes that would be necessary to authorize or take the action at any meeting at which all shares of the capital stock of the Company entitled to vote thereon were present and voted."

  Subsection 16-10a-704(1) of the URBCA provides that, unless otherwise provided in the articles of incorporation of a corporation and subject to the limitations of Subsection 16-10a-1704(4) of the URBCA, any action which may be taken at any annual or special meeting of shareholders may be taken without a meeting and without prior notice, if one or more consents in writing, setting forth the action so taken, are signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted; provided, however, that, according to Subsection 16-10a-704(5) of the URBCA, directors may not be elected by written consent except by unanimous written consent of all shares entitled to vote for the election of directors.

  However, Subsection 16-10a-1704(4) of the URBCA provides that the provisions of Section 16-10-704 of the URBCA may not operate to permit a corporation in existence prior to July 1, 1992, to take any action by the written consent of fewer than all of the shareholders entitled to vote with respect to the subject matter of the action, until the date a resolution providing otherwise is approved either:

    (a) by a consent in writing, setting forth the proposed resolution, signed by all of the shareholders entitled to vote with respect to the subject matter of the resolution; or

    (b) at a duly convened meeting of shareholders, by the vote of the same percentage of shareholders of each voting group as would be required to include the resolution in an amendment to the corporation's articles of incorporation.

  The Company was incorporated on June 30, 1983. Therefore, the Company may not take any action by the written consent of fewer than all of the shareholders entitled to vote with respect to the subject matter of the action until a resolution providing otherwise is approved by the same percentage of shareholders of each voting group as would be required to include the resolution in an amendment to the Company's Articles of Incorporation, which, in the case of the Company, is a majority of the holders of the Common Stock. The Articles of Incorporation do not prohibit the Company from taking action by written consent as contemplated by the Written Consent Resolution.

  The Board of Directors of the Company believes that it is advisable and in the Company's best interest that the Written Consent Resolution be approved. Approval of the Written Consent Resolution would allow the Company, in certain circumstances, to avoid the expenses associated with holding shareholder meetings and soliciting proxies by enabling the Company to take action by written consent of the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote thereon were present and voted.

Dissenter's Rights

  Pursuant to the URBCA, the Company's shareholders are not entitled to dissenter's rights of appraisal with respect to the Written Consent Resolution.

  FOR THE REASONS STATED HEREIN, THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE COMPANY VOTE FOR APPROVAL OF THE WRITTEN CONSENT RESOLUTION.

                            PRINCIPAL SHAREHOLDERS

Persons Entitled to Notice

  The record date for the determination of the shareholders entitled to notice of and to consent to the Articles Amendment and the Written Consent Resolution has been fixed as of the close of business on November 12, 1999. As of November 12, 1999 there were 20,000,160 outstanding shares of Common Stock, each of which is entitled to one vote.

Security Ownership of Certain Beneficial Owners

  The following table sets forth the share holdings of those persons who own more than five percent (5%) of the Company's Common Stock as of November 12, 1999, by (i) each person known by the Company to beneficially own 5% or more of the outstanding shares of voting securities, (ii) each director of the Company, (iii) the executive officers of the Company, and (iv) all directors and executive officers of the Company as a group.

       Name and Address of Beneficial Owner     Number of Shares Percentage(1)
       ------------------------------------     ---------------- -------------
   OSCM-One Stop.com, Inc......................    12,003,000        60.0%
    115 Newtown Road
    Plainview, New York 11803
   All directors and executive officers as a
    group (3 persons)..........................           --          --

--------
(1) Based on 20,000,160 shares of Common Stock of AMCI outstanding as of November 12, 1999. Does not include an indeterminable number of shares issuable pursuant to (1) a promissory note payable to Gerard Conca and Michelle Miller providing for [six] consecutive payments of shares of Common Stock of AMCI commencing October 27, 1999, with each payment consisting of the number of shares of Common Stock of AMCI equal to $50,000 and valued at the average of the closing bid prices for the 25 trading days for the period ending seven business days before the payment date and (2) the right of Mr. Conca and Ms. Miller to convert all of the remaining 20% of the stock of CCM into Common Stock of AMCI, the number of shares of which shall be determined by dividing 200,000 by the average of the closing bid prices for the 25 days for the period ending seven business days before the date of conversion. If the Company does not receive notice of such conversion prior to June 30, 2001, AMCI may acquire the remaining 20% of CCM at a purchase price of $250,000 payable by delivery of a number of shares of Common Stock of AMCI valued at the average of the closing bid prices for the 25 trading days for the period ending seven business days before the date of the option exercise notice.

                          FORWARD LOOKING STATEMENTS

  This Proxy Statement contains forward-looking statements. Future events and actual results, financial or otherwise, may differ materially from the results set forth in or implied in the forward-looking statements. Factors that might cause such a difference include the risks and uncertainties involved in the Company's business, including, but not limited to, the effect of economic and market conditions, the level and volatility of interest rates and the impact of current or pending legislation and regulation.

                                 OTHER MATTERS

  The Board of Directors knows of no other matter to be acted upon at the Special Meeting. However, if any other matters are properly brought before the Special Meeting, the persons named in the accompanying form of proxy card as proxies by the holders of the Common Stock will vote thereon in accordance with their best judgment.

                             AVAILABLE INFORMATION

  AMCI is subject to the information requirements of the Exchange Act, and in accordance therewith files reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The reports, proxy statements and other information filed by the Company with the SEC can be inspected and copied at the public reference facilities maintained by the SEC at Judiciary Plaza, 450 Fifth Street, N.W., Room 1024, Washington, D.C. 20549, and at the following Regional Offices of the SEC: Seven World Trade Center, 13th Floor, New York, New York 10048 and Northwest Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of the material also can be obtained from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. AMCI is an electronic filer under the EDGAR (Electronic Data Gathering, Analysis and Retrieval) system maintained by the SEC. The SEC maintains a Web site (http://www.sec.gov) on the Internet that contains reports, proxy and information statements and other information regarding companies that file electronically with the SEC.

                             SHAREHOLDER PROPOSALS

  Under the rules of the SEC, any shareholder of AMCI who wishes to submit a proposal for presentation at the Company's 2000 Annual Meeting of shareholders must submit the proposal to the Company at its principal executive offices,
Attention: Secretary. The proposal must be received no later than March 15, 2000 for inclusion, if appropriate, in the Company's proxy statement and form of proxy card relating to the 2000 Annual Meeting. Proposals which the Company's shareholders intend to present at the 2000 Annual Meeting of shareholders pursuant to Rule 14a-8 promulgated under the Exchange Act and wish to have included in the Company's proxy materials relating to that meeting must be received by the Company a reasonable time prior to the date that the Company distributes the proxy materials to its shareholders. Under the rules of the SEC, if a shareholder fails to notify the Company of its intention to bring a non-Rule 14a-8 proposal before the 2000 Annual Meeting within a reasonable time prior to the date that the Company distributes the proxy materials relating to such meeting to its shareholders, then the proxy card solicited by the Board of Directors of AMCI may grant discretionary voting authority to the proxies named in the proxy card with respect to the non-Rule 14a-8 proposal.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          Gerard Conca
                                          President

                                 FORM OF PROXY

                            AMCI INTERNATIONAL, INC.

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY FOR
                        SPECIAL MEETING OF SHAREHOLDERS



          The undersigned hereby appoints Gerard Conca and Michelle Miller, and each of them, as proxies, with full power of substitution, to represent and vote all shares of Common Stock of AMCI International, Inc. (the "Company") which the undersigned would be entitled to vote at the Special Meeting of the Company, to be held at 115 Newtown Road, Plainview, New York 11803 on Tuesday, December 28, 1999, at 11:00 a.m., and at any adjournments thereof on Proposal 1 and Proposal 2 as I have specified and such other matters as may come before the meeting.

          You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Director's recommendations.

                                See Reverse Side

          [X]  Please mark your votes as in this example.

          This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this proxy will be voted FOR Proposal 1 and Proposal 2.

          The Board of Directors recommends a vote FOR Proposal 1 and Proposal
2.

          1. Approval of an amendment to the Articles of Incorporation of the Corporation to change the name of the Corporation to Shopss.com, Inc.

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

          2. Approval of a resolution providing that any action of the Corporation that may be taken at any annual or special meeting of shareholders may, in lieu of such meeting, be taken by written consent of the holders of outstanding shares of the capital stock of the Corporation having not less than the minimum number of votes that would be necessary to authorize or take the action at any meeting at which all shares of the capital stock of the Corporation entitled to vote thereon were present and voted;

                      [_] FOR   [_] AGAINST   [_] ABSTAIN

     In the discretion of the proxies on any other matters that may properly come before the meeting or any adjournment thereof.

     Change of Address/Comments on reverse side  [_]

     If more than one of the proxies listed on the reverse side shall be present at the meeting or any adjournment thereof, the majority of said proxies so present and voting shall exercise all of the powers conferred hereby.

     The undersigned hereby revokes any proxy heretofore given to vote upon or act with respect to such shares and hereby ratifies and confirms all that the proxies listed on the reverse side, or either of them, may lawfully do by virtue hereof.



________________  Date: ____________, 1999 _____________ Date:___________, 1999
   Signature                                Signature if
                                            Held Jointly

NOTE: Please sign exactly as name appears on the certificate or certificates representing shares to be voted by this proxy, as shown on the label above. When signing as executor, administrator, attorney, trustee, or guardian, please give full title as such. If a corporation, please sign full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person(s).

                                       2